UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2007

FRANKLIN TOWERS ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-135199	20-4069588
(Commission File Number)	(IRS Employer Identification No.)

5 Ash Drive
Center Barnstead, NH 03225

(Address of Principal Executive Offices, Zip Code)

(702) 966-0436

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 19, 2007, Franklin Towers Enterprises, Inc. (“Franklin”) entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with the following persons: Chongqing Qiluo Textile Co. Ltd., a limited liability company organized under the laws of the People’s Republic of China (“Qiluo”); Xinshengxiang Industrial Development Co., Ltd., a limited liability company organized under the laws of the People’s Republic of China (“Xinshengxiang”); Mr. Dingliang Kuang (“Dingliang”); and Ms. Yue Kuang (“Yue,” and together with Xinshengxiang and Dingliang, the "Qiluo Shareholders"). Pursuant to the Share Purchase Agreement, Franklin agreed to acquire Qiluo at a closing held simultaneously therewith by purchasing from the Qiluo Shareholders all of their respective shares of Qiluo’s registered capital stock, which represent 100% of the issued and outstanding registered capital stock of Qiluo. Upon the consummation of such purchase, Qiluo became a wholly-owned subsidiary of Franklin. In consideration therefor, Franklin agreed to issue to the Qiluo Shareholders an aggregate of 5,000,000 shares of Franklin’s Series A Convertible Preferred Stock, which were allocated between the Qiluo Shareholders as follows: 4,750,000 shares to Xinshengxiang; 125,000 shares to Dingliang; and 125,000 shares to Yue.

For all the terms of the Share Purchase Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 10.1. All statements made herein concerning such agreement are qualified by references to said exhibit.

Section 2. Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 2.01.

The transactions contemplated under the Share Purchase Agreement were consummated at a closing held on June 19, 2007. Pursuant to the Share Purchase Agreement, at the closing Franklin purchased from the Qiluo Shareholders all of the issued and outstanding shares of registered capital of Qiluo. As a result of such purchase, Qiluo became a wholly-owned subsidiary of Franklin. In exchange therefor, Franklin issued to the Qiluo Shareholders an aggregate of 5,000,000 shares of Franklin’s Series A Convertible Preferred Stock, which were allocated between the Qiluo Shareholders as follows: 4,750,000 shares to Xinshengxiang Industrial Development Co., Ltd.; 125,000 shares to Dingliang Kuang; and 125,000 shares to Yue Kuang.

Each share of Series A Convertible Preferred Stock is convertible, at the option of the holder thereof, into 10.576 of Franklin's common stock. Accordingly, the 4,750,000 Series A Convertible Preferred shares owned by Xinshengxiang Industrial Development Co., Ltd. are convertible into 50,236,000 shares (representing approximately 60%) of the issued and outstanding common stock, and the 125,000 Series A Convertible Preferred Shares owned by each of Dingliang Kuang and Yue Kuang are convertible into 1,322,000 shares of common stock (representing approximately 3% of the issued and outstanding shares of common stock on a fully diluted basis). The holders of shares of Series A Convertible Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Series A Convertible Preferred Stock will carry a number of votes equal to the number of shares of common stock issuable as if converted at the record date.

In connection with the foregoing transaction, on June 19, 2007, Kelly Fan, the President, Chief Executive Officer, Treasurer, and Director of Franklin, sold to the Qiluo Shareholders 18,000,000 shares of the common stock of Franklin which were issued and outstanding and held by Ms. Fan. Such shares were allocated between the Qiluo Shareholders as follows: 17,100,000 shares to Xinshengxiang Industrial Development Co., Ltd.; 450,000 shares to Dingliang Kuang; and 450,000 shares to Yue Kuang.

As a result of the foregoing transactions:

(a) Xinshengxiang Industrial Development Co., Ltd. holds (i) 4,750,000 shares of Series A Convertible Preferred shares (which are convertible into 50,236,000 shares of common stock), and (ii) 17,100,000 shares of common stock. As such, Xinshengxiang Industrial Development Co., Ltd. holds approximately 81% of the total combined voting power of all classes of Franklin’s capital stock entitled to vote.

(b) Diangliang Kuang directly owns 125,000 shares of Series A Convertible Preferred shares (which are convertible into 1,322,000 shares of common stock) and 450,000 shares of common stock. Diangliang Kuang is the principal owner and manager of Xinshengxiang Industrial Development Co., Ltd. and thus has voting, investment, and dispositive control over the shares of Franklin’s capital stock owned by Xinshengxiang Industrial Development Co., Ltd. Accordingly, Mr. Kuang is also deemed to be the indirect beneficial owner the shares of Franklin’s capital stock owned by Xinshengxiang Industrial Development Co., Ltd. Mr. Kuang thus directly and indirectly (by Xinshengxiang Industrial Development Co., Ltd.) owns the following shares of Franklin’s capital stock: 4,875,000 shares of Series A Convertible Preferred shares (which are convertible into 51,558,000 shares of common stock) and 17,550,000 shares of common stock. As such, Mr. Kuang directly and indirectly holds approximately 83% of the total combined voting power of all classes of Franklin’s capital stock entitled to vote.

(c) Yue Kuang, who is the sister of Diangliang Kuang, owns 125,000 shares of Series A Convertible Preferred shares (which are convertible into 1,322,000 shares of common stock) and 450,000 shares of common stock. As such, Yue Kuang directly holds approximately 2% of the total combined voting power of all classes of Franklin’s capital stock entitled to vote.

DESCRIPTION OF BUSINESS

As used in this Form 8-K, references to the "Company," "we," “our” or "us" refer to Franklin Towers Enterprises, Inc. together with our subsidiary, Chongqing Qiluo Textile Co. Ltd., unless the context otherwise indicates. “Franklin” refers to Franklin Towers Enterprises, Inc. “Qiluo” refers to our subsidiary, Chongqing Qiluo Textile Co. Ltd.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking information. Forward-looking information includes statements relating to future actions, future performance, costs and expenses, interest rates, outcome of contingencies, financial condition, results of operations, liquidity, business strategies, cost savings, objectives of management, and other such matters of the Company. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking information to encourage companies to provide prospective information about themselves without fear of litigation so long as that information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information. Forward-looking information may be included in this Current Report on Form 8-K or may be incorporated by reference from other documents filed with the Securities and Exchange Commission (the "SEC") by us. You can find many of these statements by looking for words including, for example, "believes," "expects," "anticipates," "estimates" or similar expressions in this Current Report on Form 8-K or in documents incorporated by reference in this Current Report on Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events.

We have based the forward-looking statements relating to our operations on management's current expectations, estimates, and projections about us and the industry in which we operate. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In particular, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, our actual results may differ materially from those contemplated by these forward-looking statements. Any differences could result from a variety of factors, including, but not limited to general economic and business conditions, competition, and other factors.

Our History

Franklin was incorporated on March 23, 2006 in the State of Nevada. Prior to our acquisition of Qiluo, Franklin intended to engage in the manufacture, processing, and distribution of frozen Pan Asian foods. Franklin has not generated any revenue to date and its operations have been limited to organizational, start-up, and fund raising activities.

On July 20, 2006, the Securities and Exchange Commission declared effective Franklin’s Registration Statement on Form SB-2 (Commission File No. 333-135199) relating to the primary offering by Franklin of up to 4,000,000 shares of our common stock at a purchase price equal to

$0.025 per share. Such offering commenced on July 1, 2006 and was terminated and concluded on September 25, 2006. Franklin sold all 4,000,000 shares of common stock offered in such offering and raised gross proceeds of $100,000. Franklin incurred offering costs of $16,000, and net proceeds amounted to $84,000. To date, $70,000 of the proceeds have been utilized to engage consultants in areas including culinary cuisine, kitchen equipment, development of a marketing plan, food samples and web site development.

On April 23, 2007, Franklin amended its Articles of Incorporation for the purposes of implementing a one for two and a half (1:2.5) forward stock split and increasing its authorized shares of common stock on a corresponding basis. As a result of such forward stock split, shares of common stock held by each holder of record on April 23, 2007 were automatically split at the rate of one for two and a half (1:2.5), so that each pre-split share of the Corporation was equal to two and a half post-split shares without any further action on the part of the shareholders. The number of shares of common stock issued and outstanding prior to the forward stock split was 12,100,000 shares. After the forward stock split, the number of shares of common stock issued and outstanding was 30,250,000 shares. In addition, the authorized shares of common stock of the Company were increased from 500,000,000 shares, par value $0.001, to 1,250,000,000 shares, par value $0.0001.

On June 18, 2007, Franklin authorized and created a series of preferred stock, designated as the “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”), consisting of 5,000,000 shares. Each share of Series A Preferred Stock is convertible, at the option of the holder thereof, into 10.576 shares of Franklin's common stock. The holders of shares of Series A Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Series A Preferred Stock will carry a number of votes equal to the number of shares of common stock issuable as if converted at the record date. The Series A Preferred Stock shall rank senior to the common stock. In the event of any liquidation, dissolution or winding up of Franklin, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of Franklin to the holders of the common stock of Franklin and any other issue of stock, should there be any, by reason of their ownership thereof, an amount per share equal to $0.01 per each share of Series A Convertible Preferred Stock owned by such shareholder plus any declared and unpaid dividends on the Series A Convertible Preferred Stock.

As discussed above, on June 19, 2007, Franklin acquired Qiluo by purchasing all of the issued and outstanding shares of registered capital of Qiluo. In exchange therefor, Franklin issued to the shareholders of Qiluo an aggregate of 5,000,000 shares of Franklin’s Series A Convertible Preferred Stock.

Since its acquisition of Qiluo, Franklin no longer intends to engage in the manufacture, processing, and distribution of frozen Pan Asian foods. Instead, it will focus on the production and sale of raw silk.

Our Business
Through our subsidiary, Qiluo, we intend to engage in the manufacture and sale of raw silk in the in the Fuling District of Chongqing Municipality, China. Qiluo was incorporated on December 15, 2006, under the name “Chongqing Qiluo Textile Co. Ltd.” under the laws of the People’s Republic of China. Qiluo is a development stage company and has not had any business operations or revenues since its inception. Qiluo’s executive offices and intended principal place of business is located in the Fuling District of Chongqing Municipality, China. Qiluo intends to engage in the manufacture and sale of raw silk. The primary goal of Qiluo is to be the leader in silk manufacturing in the local area of Fulin, Chongqing, China.

Prior to the acquisition of Qiluo by Franklin, Qiluo had been owned by three shareholders: Xinshengxiang Industrial Development Co., Ltd., who owned 95% of the shares of Qiluo’s registered capital; Dingliang Kuang, who owned 2.5% of the shares of Qiluo’s registered capital; and Yue Kuang, who owned 2.5% of the shares of Qiluo’s registered capital. Xinshengxiang Industrial Development Co., Ltd. contributed $363,944, Dingliang Kuang contributed $9,578, and Yue Kuang contributed $9,578 to Qiluo’s registered capital. In addition to the registered capital, the three shareholders made additional capital contributions to the Company in the amount of $768,600, as follows: Xinshengxiang Industrial Development Co., Ltd. contributed $730,170; Dingliang Kuang contributed $19,215; and Yue contributed $19,215. In addition, Qiluo borrowed $864 from Xinshengxiang Industrial Development Co., Ltd. during the process of incorporation. The Company will repay the full amount due to Xinshengxiang when the Company starts operation. No interest has been paid or accrued on the balance due to Xinshengxiang Industrial Development Co., Ltd.

Over the past several years, Mr. Dingliang Kuang, founder and Chief Executive Officer of Qiluo has worked to break into the silk industry in Chongqing, China. Mr. Kuang set out to modernize and build facilities to accommodate the potential capacity for silk processing in Chongqing. Mr. Kuang and his executive team have been able to negotiate many favorable policies from the government for Qiluo, such as:

•	Land policy exemptions (land use and urban infrastructure facility fees)
•	Tax breaks (33% corporate tax, with 18% rebate)
•	Government incentives (50% deduction of fees for leading business enterprises)
•	Project prioritization (Priority in review and approval applications)
•	Energy discounts (upon approval, company can receive 50% discount of fees related to water, electric, gas etc.)
•	Subsidies through industry funds for capital in the Sanxia reservoir area
•	National funds for the agriculture industry

In order to gain a competitive edge in the centralization of the silk industry in Chongqing, Qiluo had to modernize. First, it was imperative to modernize their silk processing facilities by either upgrading or rebuilding and second, they had to bring together what had typically been a very fragmented industry and co-ordinate the entire silk manufacturing process. This process would include everything from sericulture, to harvesting and processing the cocoons, through to the manufacturing and exportation of either finished or raw silk products. To date, approximately USD$1,300,000 (RMB11,400,000) has been invested to build brand new state-of-the-art manufacturing and housing facilities. Qiluo has opted to invest in the newest high-end silk manufacturing machinery that will elevate both the quality and the quantity of the silk produced.

Manufacturing equipment and facilities include:

•	Administrative building
•	Secondary process centre
•	8 electric automatic reeling machines
•	Vacuum infiltration equipment
•	Water infiltration equipment
•	Ventilation & air condition
•	Hydration distribution facility

On December 18, 2006, Qiluo entered into a purchase agreement with Hangzhou Textile Machinery Co. Ltd., pursuant to which Qiluo agreed to purchase six new silk drawing machinery units. The aggregate purchase price for such units was $307,440 (2,400,000 Chinese Yuan), payable by Qiluo as follows: 20% of the purchase price was to be paid by January 30, 2007; upon payment of an additional 60% of the purchase price, the equipment was to have been delivered; and the remaining 20% was to be paid upon the completion of the installation. In accordance with such terms, Qiluo has already paid to Hangzhou Textile Machinery Co. Ltd. the full amount of the purchase price. The six silk drawing machinery units have been delivered and installed at Qiluo’s premises.

Qiluo’s current manufacturing facilites are capable of producing 485 tons of raw silk per year. It is in the process of building manufacturing capable of producing 600 tons of silk in 2007. Qiluo also intends to further expand its production ability by acquiring silkworm production bases and silk textile production capacity in the local area.

The creation of Qiluo’s new facility with modern processing equipment will allow Qiluo to maximize both output and quality of silk production. Qiluo is aligned with the governments’ vision for the future economic development of the Chinese textile industry. The carefully mapped out plan pushes forward scientific and technological progress, focusing on indigenous innovation for a shift to a newgrowth model, upgrading and optimizing industrial structure and striving for a complete, co-ordinated and sustainable development for the Chinese textile industry.

Markets

Qiluo intends to sell its products to the following markets: silk brokers, textile manufacturing, computer technology companies (used in plastics and materials) and the auto industry. The company expects to have a broad customer base.

Distribution

Qiluo intends to employ an in house sales and distribution team. This division of Qiluo will be in charge of national and international sales as well as providing for all logistical needs including transporting of product by the various shipping needs by land, rail, and sea.

Competition

We compete in a highly competitive industry. Many competitors have financial and other resources substantially greater than ours. Our principal competitors are the following:

1.
Asia Silk Holdings Limited, through its subsidiaries, engages in the manufacture and sale of spun silk fabrics, spun silk yarns, and garments principally in the People's Republic of China and Singapore. It manufactures a range of spun silk yarn products, which include spun silk-tencel yarn, hard twisted yarn, short-fiber combed yarn, colored pure spun silk yarn, floret yarn, and spun silk-linen yarn. The company’s spun silk fabric products consist of silk-tencel fabric, hard twisted spun silk fabric, spun silk-dyed fabric, spun silk-linen fabric, and spun silk corduroy. It manufactures and sells a range of garments, including casual and ready-to-wear silk garments for women; spun silk shirts and trousers for men; and casual wear. The company also cultivates mulberry plants and cocoon silkworm, as well as trades in silkworm cocoons. Its spun silk yarn is sold to knit wear manufacturers in the People’s Republic of China, and spun silk fabrics are supplied to local and overseas garment manufacturers for the manufacture of garments for international apparel brands. Asia Silk Holdings also serves the customers in the United States, Germany, Denmark, the United Kingdom, and Hong Kong. The company was formed in 2004. It was formerly known as Asia Silk Holdings Pte, Ltd. and changed its name to Asia Silk Holdings Limited in 2005. The company is based in Singapore, Singapore. Asia Silk Holdings Limited is a subsidiary of Best Plus Developments Limited.

2.
Eastern Silk Industries Limited engages in the manufacture, sale, and export of silk yarn and silk fabrics in India. Its products include fabrics and made-ups, fashion fabrics, handloom fabrics, embroidered fabrics, scarves and belts, laces, and kurtis, as well as readymade home furnishings and upholstery. The company offers its products to design houses, garment manufacturers, and furnishing companies. It exports its products to the United States, Europe, Australia, the Middle East, and the Far East. The company was founded in 1946 and is based in Kolkata, India.

3.
Silktex, Ltd. engages in the design and manufacture of silk fabrics in India. Its products include silks for home furnishings, including upholstery and drape; and silks for apparel, including fashion and bridal wear. The company is based in Bangalore, India with an additional office in New York City.

We believe that our state of the art manufacturing equipment, will provide us a competitive advantage based on our production capabilities. Additionally, we believe that our management team and their industry knowledge will also help set us apart from our competition.

Governmental Regulation

At present, Qiluo is not required to obtain any governmental approvals in order to operate a silk manufacturing company in Chongqing, China. We do not foresee any future regulations being imposed on its business and /or industry. If regulations are imposed in the future they may have a substantial negative impact on the Company.

Employees

Qiluo currently has 10 employees. We expect that Qiluo will have over 400 employees when it begins operations. We expect that Qiluo will begin its operations in late June or early July of 2007, although there is no assurance that Qiluo will begin its operations on such expected date.

MANAGEMENT’S DISCUSSION AND
ANALYSIS OR PLAN OF OPERATION

Plan of Operation

Through our subsidiary, Qiluo, we will focus on the production and sale of raw silk. Qiluo expects to begin operation in late June or early July of 2007, although there is no assurance that Qiluo will begin its operations on such expected date. Over the next twelve months, we expect to produce between 400 tons and 600 tons of raw silk. It is anticipated that revenues generated from sales of our product will satisfy our cash flow requirements.

We are contemplating the acquisition of various other silk worm farms and/or existing manufacturing facilities. Should these initiatives move forward, additional funds may be required There can be no assurance that additional capital will be available to us. Although we may seek to raise additional funds, we have no specific plans, understandings or agreements with respect to such an offering, and we have given no contemplation with respect to the securities to be offered or any other issue with respect to any offering. We may have to issue debt or equity or enter into a strategic arrangement with a third party. We currently have no agreements, arrangements or understandings with any person to obtain funds through bank loans, lines of credit or any other sources.

Off Balance Sheet Arrangements

None

DESCRIPTION OF PROPERTY

Franklin currently maintains its corporate office at 5 Ash Drive, Center Barnstead, New Hampshire 03225, in space provided to it by an officer. Franklin does not pay for this space. Franklin intends to continue to operate from these premises until such time as management determines that other space or additional employees are required.

Qiluo maintains its offices and principal place of business at a building having an area equal to 11,400 square meters and located at 88 Julong Road, Lidu Economic Development Zone, Fulin, Chongqing. Qiluo leases such building pursuant to a lease agreement, dated January 28, 2007, between Qiluo and Xinshengxiang Industrial Development Co., Ltd., which owns 4,750,000 shares of Series A Convertible Preferred Stock of Franklin and 17,100,000 shares of Franklin’s common stock. The term of the lease is twenty years and the monthly rent is $2,214.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of June 19, 2007, the number of shares of common stock beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 30,250,000 shares of our common stock and 5,000,000 shares of our Series A Convertible Preferred Stock issued and outstanding as of June 19, 2007. Each share of Series A Convertible Preferred Stock is convertible, at the option of the holder thereof, into 10.576 shares of Franklin's common stock. In the aggregate, such 5,000,000 shares of Series A Convertible Preferred Stock are convertible to 52,880,000 shares of common stock. The holders of shares of Series A Convertible Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Series A Convertible Preferred Stock will carry a number of votes equal to the number of shares of common stock issuable as if converted at the record date. We do not have any other outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

Name of Beneficial Owner	Class of Stock	Number of Shares Beneficially Owned	Percent of Class Beneficially Owned

Directors and Officers:

Kelly Fan 5 Ash Drive Center Barnstead, NH 03225	Common Stock	1,000,000	3.3%(1)

Patricia E. Dowell 5 Ash Drive Center Barnstead, NH 03225	Common Stock	0	0%

5% Shareholders:

Xinshengxiang Industrial Development Co., Ltd.(2) 88 Julong Road Lidu Economic Development Zone, Fulin, Chongqing China	Series A Convertible Preferred Stock	4,750,000(3)	95%(3)

Xinshengxiang Industrial Development Co., Ltd.(2) 88 Julong Road Lidu Economic Development Zone, Fulin, Chongqing China	Common Stock	17,100,000	57%

Dingliang Kuang 88 Julong Road Lidu Economic Development Zone, Fulin, Chongqing China	Series A Convertible Preferred Stock	4,875,000(4)	97.5%(4)

Dingliang Kuang 88 Julong Road Lidu Economic Development Zone, Fulin, Chongqing China	Common Stock	17,550,000(4)	58%(4)

All directors and executive officers as a group (2 persons)	Common Stock	1,000,000	3.3%(1)

(1)
Although the shares of common stock beneficially owned by Ms. Fan represent 3.3% of the issued and outstanding shares of Franklin’s common stock, she holds only 1.2% of the total combined voting power of all classes of Franklin’s capital stock entitled to vote. That is so because the holders of shares of Series A Convertible Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Series A Convertible Preferred Stock will carry a number of votes equal to the number of shares of common stock issuable as if converted at the record date. Each share of Series A Convertible Preferred Stock is convertible, at the option of the holder thereof, into 10.576 shares of Franklin's common stock.

(2)	The following persons have voting, investment, and dispositive control over the shares of common stock owned by Xinshengxiang Industrial Development Co., Ltd.: Dingliang Kuang.

(3)
Each share of Series A Convertible Preferred Stock is convertible, at the option of the holder thereof, into 10.576 shares of Franklin's common stock. Accordingly, the 4,750,000 Series A Convertible Preferred shares owned by Xinshengxiang Industrial Development Co., Ltd. are convertible into 50,236,000 shares of common stock, representing approximately 60% of the issued and outstanding common stock on a fully diluted basis. The holders of shares of Series A Convertible Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Series A Convertible Preferred Stock will carry a number of votes equal to the number of shares of common stock issuable as if converted at the record date. Xinshengxiang Industrial Development Co. also owns 17,100,000 shares (representing approximately 57%) of Franklin’s common stock. As such, Xinshengxiang Industrial Development Co., Ltd. holds approximately 81% of the total combined voting power of all classes of Franklin’s capital stock entitled to vote.

(4)
Diangliang Kuang directly owns 125,000 shares of Series A Convertible Preferred shares (which are convertible into 1,322,000 shares of common stock) and 450,000 shares of common stock. Diangliang Kuang is the principal owner and manager of Xinshengxiang Industrial Development Co., Ltd. and thus has voting, investment, and dispositive control over the shares of Franklin’s capital stock owned by Xinshengxiang Industrial Development Co., Ltd. Accordingly, Mr. Kuang is also deemed to be the indirect beneficial owner the shares of Franklin’s capital stock owned by Xinshengxiang Industrial Development Co., Ltd. Mr. Kuang thus directly and indirectly (by Xinshengxiang Industrial Development Co., Ltd.) owns the following shares of Franklin’s capital stock: 4,875,000 shares of Series A Convertible Preferred shares (which are convertible into 51,558,000 shares of common stock) and 17,550,000 shares of common stock. As such, Mr. Kuang directly and indirectly holds approximately 83% of the total combined voting power of all classes of Franklin’s capital stock entitled to vote.

DIRECTORS, EXECUTIVE OFFICERS,
PROMOTERS, AND CONTROL PERSONS

Directors, Executive Officers, Promoters, and Control Persons

Each director of our Company serves for a term of one year or until the successor is elected at the Company's annual shareholders' meeting and is qualified, subject to removal by the Company's shareholders. Each officer serves, at the pleasure of the board of directors, for a term of one year and until the successor is elected at the annual meeting of the board of directors and is qualified.

Set forth below is the name, age and present principal occupation or employment, and material occupations, positions, offices or employments for the past five years of our current directors and executive officers.

Name	Age	Positions and Offices

Kelly Fan	37	President, Chief Executive Officer, Treasurer, and Director

Patricia E. Dowell	58	Secretary

Kelly Fan. Kelly received her degree in cosmetology from the Rudy and Kelly academy of hair design, in 1989. Kelly was a top designer on the Michael Bath Artistic team. For over a decade she has been a free lance image consultant, hair designer and make up artist. Most recently she has been employed by a Educational Theater Co. as a National reservation manager. Kelly has also explored her interest in the culinary arts, food management and nutrition and spends part of the years preparing and catering to small groups and functions. She is a self-taught pastry chef specializing in Eastern European tortes and chocolate confections.

Patricia E. Dowell. Ms. Dowell is a Registered Nurse. She currently works at Epsom Health Care, Epsom , New Hampshire. Since 1998, she has provided direct care to up to 28 skilled and long term care residents. She is IV certified. In 1981, Ms. Dowell received her Bachelor’s of Science in Nursing from the University of Nebraska Medical Center. In 1985, Patricia received a Master’s of Science in Nursing, also from the University of Nebraska Medical Center.

None of our directors or officers is a director in any other reporting companies. None of our directors or officers has been affiliated with any company that has filed for bankruptcy within the last five years. There are no family relationships among our directors or officers. We are not aware of any proceedings to which any of our officers or directors, or any associate of any such officer or director, is a party adverse to our Company or any of our subsidiaries or has a material interest adverse to it or any of its subsidiaries.

Audit Committee

The Board of Directors has not established an audit committee and does not have an audit committee financial expert. The Board is of the opinion that an audit committee is not necessary since the Company has only two directors and to date, such directors have been performing the functions of an audit committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of the Company and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Company. We believe, based solely on our review of the copies of such forms and other written representations to us, that during the fiscal year ended December 31, 2006, all reporting persons complied with all applicable Section 16(a) filing requirements.

Code of Ethics

The Company has not yet adopted a Code of Ethics because it has only one director and two officers.

EXECUTIVE COMPENSATION

Summary Compensation

During the period from our incorporation on March 23, 2006, through December 31, 2006, Kelly Fan was our President, Chief Executive Officer, and Treasurer, and a Director. During such time period, none of our other officers earned compensation exceeding $100,000 per year.

In April, 2006, we issued 7,600,000 shares of our common stock to Ms. Fan in consideration for her time, efforts, and services rendered in connection with the founding of our Company. Our Board of Directors determined that such services had a value equal to $7,600. Our Board of Directors further determined that the value of shares of our common stock in April, 2006 was equal to their par value, $0.001 per share. As a result of the one for two and a half (1:2.5) forward stock split of our common stock on April 23, 2007, such shares were automatically split on April 23, 2007 to 19,000,000 shares of common stock.

We have no employment agreements with any of our directors or executive officers. We have no pension, health, annuity, bonus, insurance, equity incentive, non-equity incentive, stock options, profit sharing or similar benefit plans. No stock options or stock appreciation rights were granted to any of our directors or executive officers during the period from the date of our incorporation on March 23, 2006 through December 31, 2006.

The following table sets forth information concerning the compensation paid or earned for the period from the date of our incorporation on March 23, 2006 through December 31, 2006 for services rendered to our Company in all capacities by our Chief Executive Officer and any officer with total compensation over $100,000 per year.

SUMMARY COMPENSATION TABLE
Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Kelly Fan(1)	2006	0	0	7,600(1)	0	0	0	0	7,600

(1)	President, Chief Executive Officer, Treasurer, and Director

(2)
Represents the value of 7,600,000 shares of common stock issued in April, 2006 in consideration for time, efforts, and services rendered by Ms. Fan in connection with the founding of our Company. Our Board of Directors determined that such services had a value equal to $7,600. Our Board of Directors also determined that the fair market value of shares of our common stock in April, 2006 was equal to their par value, $0.001 per share. As a result of the one for two and a half (1:2.5) forward stock split of our common stock that occurred on April 23, 2007, such shares were automatically split on April 23, 2007 to 19,000,000 shares of common stock.

Outstanding Equity Awards

As of December 31, 2006, none of our directors or executive officers held unexercised options, stock that had not vested, or equity incentive plan awards.

Compensation of Directors

During the period from our incorporation on March 23, 2006, through December 31, 2006, Kelly Fan was our sole director. During such time period, no other compensation was paid or given to Ms. Fan in consideration for her services as our director, except as disclosed above under the section entitled “Summary Compensation.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In April, 2006, we issued 7,600,000 shares of common stock to Kelly Fan, our President, Chief Executive Officer, Treasurer, and Director. The shares were issued in consideration for her time, efforts, and services in connection with the founding of our Company. Our Board of Directors determined that such services had a value equal to $7,600. Our Board of Directors further determined that the value of shares of our common stock in April, 2006 was equal to their par value, $0.001 per share. This transaction was conducted in reliance upon an exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended. Ms. Fan was our officer and director and had access to all of the information which would be required to be included in a registration statement, and the transaction did not involve a public offering. As a result of the one for two and a half (1:2.5) forward stock split of our common stock that occurred on April 23, 2007, such shares were automatically split on April 23, 2007 to 19,000,000 shares of common stock.

On June 19, 2007, Franklin issued 4,750,000 shares of its Series A Convertible Preferred Stock to Xinshengxiang Industrial Development Co., Ltd. The foregoing shares were issued pursuant to the Share Purchase Agreement, dated June 19, 2007, among Franklin, Qiluo, Xinshengxiang Industrial Development Co., Ltd. and the other stockholders of Qiluo. In consideration for such shares, Xinshengxiang Industrial Development Co., Ltd. conveyed to Franklin all of its shares of the registered capital of Qiluo. Such securities were issued under Regulation S promulgated under the Securities Act of 1933, as amended. Xinshengxiang Industrial Development Co., Ltd. represented to us that such person was not a United States person (as defined in Regulation S) and was not acquiring the shares for the account or benefit of a United States person. Such person further represented that at the time of the origination of contact concerning the Share Purchase Agreement and the date of the execution and delivery of the Share Purchase Agreement, such person was outside of the United States. Franklin did not make any offers in the United States, and there were no selling efforts in the United States.

Xinshengxiang Industrial Development Co., Ltd., which owns (i) 4,750,000 shares (representing 95%) of the outstanding shares of Series A Convertible Preferred Stock of Franklin and (ii) 17,100,000, shares of Franklin’s common stock, leases to Qiluo the building containing Qiluo’s offices and principal place of business. Such building has an area equal to 11,400 square meters and is located at 88 Julong Road, Lidu Economic Development Zone, Fulin, Chongqing. Qiluo leases such building pursuant to a lease agreement, dated January 28, 2007, between Qiluo, as tenant, and Xinshengxiang Industrial Development Co., Ltd., as landlord. The term of the lease is twenty years and the monthly rent is $2,214.

DESCRIPTION OF SECURITIES

The following statements relating to our capital stock are summaries and do not purport to be complete. Reference is made to the more detailed provisions of, and such statements are qualified in their entirety by reference to, our Articles of Incorporation, as amended, and By-laws.

Common Stock

Our Articles of Incorporation authorizes the issuance of 1,250,000,000 shares of common stock, $0.0001 par value per share, of which 30,250,000 shares are issued and outstanding. Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefor. In the event of a liquidation, dissolution or winding up of the Company, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. All of the outstanding shares of common stock are, and the shares of common stock offered by the Company pursuant to this offering will be, when issued and delivered, fully paid and non-assessable.

Holders of common stock have no preemptive rights to purchase our common stock. There are no conversion or redemption rights or sinking fund provisions with respect to our common stock.

Preferred Stock

Our Articles of Incorporation authorize the issuance of 5,000,000 shares of preferred stock, $0.001 par value per share. The Board of Directors is authorized to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the applicable law of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the shareholder. Any shares of preferred stock so issued would have priority over the common stock with respect to dividend or liquidation rights. Any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of us without further action by the shareholder and may adversely affect the voting and other rights of the holders of common stock.

On June 18, 2007, we authorized and created a series of preferred stock, designated as the “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”), consisting of 5,000,000 shares, all of which have been issued and are outstanding. Each share of Series A Preferred Stock is convertible, at the option of the holder thereof, into 10.576 shares of our common stock. The holders of shares of Series A Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Series A Preferred Stock will carry a number of votes equal to the number of shares of common stock issuable as if converted at the record date. The Series A Preferred Stock shall rank senior to the common stock. In the event of any liquidation, dissolution or winding up of Franklin, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of Franklin to the holders of the common stock of Franklin and any other issue of stock, should there be any, by reason of their ownership thereof, an amount per share equal to $0.01 per each share of Series A Convertible Preferred Stock owned by such shareholder plus any declared and unpaid dividends on the Series A Convertible Preferred Stock.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

The Company's Common Stock is eligible for trading on the Over The Counter Bulletin Board under the symbol FRTW.OB. The following table sets forth the range of quarterly high and low closing bid information of the common stock as reported on www.yahoo.com during the period from our incorporation on March 23, 2006 until December 31, 2006:

Bid Information*
Financial Quarter Ended	High Bid	Low Bid
December 31, 2006	$ 2.20	$ 2.15
September 30, 2006	$ 2.20	$ 2.15
June 30, 2006	$ 2.20	$ 2.15
March 31, 2006	NA	NA

*	The quotations do not reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

Holders

As of June 19, 2007, there were approximately 143 stockholders of record.

Dividends

We have not declared or paid any cash dividends on our common stock nor do we anticipate paying any in the foreseeable future. Furthermore, we expect to retain any future earnings to finance our operations and expansion. The payment of cash dividends in the future will be at the discretion of our Board of Directors and will depend upon our earnings levels, capital requirements, any restrictive loan covenants and other factors the Board considers relevant.

Purchases of equity securities by the issuer and affiliated purchasers
We did not repurchase any shares of our common stock during the year ended December 31, 2006.

Equity Compensation Plans

We do not have any equity compensation plans.

LEGAL PROCEEDINGS

There are no pending legal proceedings to which the Company is a party or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5%

of any class of voting securities of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company. The Company’s property is not the subject of any pending legal proceedings.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

Wolinetz, Lafazan & Company, P.C. is our auditor. There have not been any changes in or disagreements with accountants on accounting and financial disclosure or any other matter.

RECENT SALES OF UNREGISTERED SECURITIES

On June 19, 2007, Franklin issued an aggregate of 5,000,000 shares of its Series A Convertible Preferred Stock to the three shareholders of Qiluo, as follows: 4,750,000 shares to Xinshengxiang Industrial Development Co., Ltd.; 125,000 shares to Mr. Dingliang Kuang; and 125,000 shares to Ms. Yue Kuang. The foregoing shares were issued pursuant to the Share Purchase Agreement, dated June 19, 2007, among Franklin, Qiluo, and the stockholders of Qiluo. In consideration for such shares, the stockholders of Qiluo conveyed to Franklin all of their shares of the registered capital of Qiluo. Such securities were issued under Regulation S promulgated under the Securities Act of 1933, as amended. Each shareholder of Qiluo represented to us that such person was not a United States person (as defined in Regulation S) and was not acquiring the shares for the account or benefit of a United States person. Each such person further represented that at the time of the origination of contact concerning the Share Purchase Agreement and the date of the execution and delivery of the Share Purchase Agreement, such person was outside of the United States. Franklin did not make any offers in the United States, and there were no selling efforts in the United States.

In April, 2006, we issued 7,600,000 shares of common stock to Kelly Fan, our President, Chief Executive Officer, Treasurer, and Director. The shares were issued in consideration for her time, efforts, and services in connection with the founding of our Company. Our Board of Directors determined that such services had a value equal to $7,600. Our Board of Directors further determined that the value of shares of our common stock in April, 2006 was equal to their par value, $0.001 per share. This transaction was conducted in reliance upon an exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended. Ms. Fan was our officer and director and had access to all of the information which would be required to be included in a registration statement, and the transaction did not involve a public offering. As a result of the one for two and a half (1:2.5) forward stock split of our common stock on April 23, 2007, such shares were automatically split on April 23, 2007 to 19,000,000 shares of common stock.

In April 2006, we issued 400,000 shares to Ms. Mi Zhou. The aggregate consideration paid for such shares was $400. The shares were issued in a private placement made pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Regulation D promulgated thereunder. The purchaser was an accredited investor who had the ability to bear the economic risk of the loss of such purchaser’s investment and there was no general solicitation or advertising associated with the sale. As a result of the one for two and a half (1:2.5) forward stock split of our common stock on April 23, 2007, such shares were automatically split on April 23, 2007 to 1,000,000 shares of common stock.

On November 29, 2006, we issued 100,000 shares to Island Stock Transfer. Such shares were issued in consideration for certain services rendered having a value equal to $2,500. The shares were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(2) and/ or Regulation D promulgated thereunder. As a result of the one for two and a half (1:2.5) forward stock split of our common stock on April 23, 2007, such shares were automatically split on April 23, 2007 to 250,000 shares of common stock.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our bylaws provide that directors and officers (and any person who acted at our request as an officer or director) shall be indemnified by us to the fullest extent authorized by the general corporate laws of Nevada against all expenses and liabilities reasonably incurred in connection with services for us or on our behalf.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth above under Item 1.01 (Entry into a Material Definitive Agreement) and Item 2.01 (Completion of Acquisition or Disposition of Assets) are hereby incorporated by reference into this Item 3.02.

As discussed above in Items 1.01 and 2.01, on June 19, 2007, Franklin issued an aggregate of 5,000,000 shares of its Series A Convertible Preferred Stock to the three shareholders of Qiluo, as follows: 4,750,000 shares to Xinshengxiang Industrial Development Co., Ltd.; 125,000 shares to Mr. Dingliang Kuang; and 125,000 shares to Ms. Yue Kuang. The foregoing shares were issued pursuant to the Share Purchase Agreement, dated June 19, 2007, among Franklin, Qiluo, and the stockholders of Qiluo. In consideration for such shares, the stockholders of Qiluo conveyed to Franklin all of their shares of the registered capital of Qiluo. Such securities were issued under Regulation S promulgated under the Securities Act of 1933, as amended. Each shareholder of Qiluo represented to us that such person was not a United States person (as defined in Regulation S) and was not acquiring the shares for the account or benefit of a United States person. Each such person further represented that at the time of the origination of contact concerning the Share Purchase Agreement and the date of the execution and delivery of the Share Purchase Agreement, such person was outside of the United States. Franklin did not make any offers in the United States, and there were no selling efforts in the United States.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

The disclosures set forth above under Item 1.01 (Entry into a Material Definitive Agreement) and Item 2.01 (Completion of Acquisition or Disposition of Assets), Item 3.02 (Unregistered Sales of Equity Securities) are hereby incorporated by reference into this Item 5.01.

As discussed above in Items 1.01 and 2.01, on June 19, 2007, Franklin issued an aggregate of 5,000,000 shares of its Series A Convertible Preferred Stock to the three shareholders of Chongqing Qiluo Textile Co. Ltd., a limited liability company organized under the laws of the People’s Republic of China (“Qiluo”). Such shares were allocated among Qiluo’s shareholders as follows: 4,750,000 shares to Xinshengxiang Industrial Development Co., Ltd.; 125,000 shares to Mr. Dingliang Kuang; and 125,000 shares to Ms. Yue Kuang. The foregoing shares were issued pursuant to the Share Purchase Agreement, dated June 19, 2007, among Franklin, Qiluo, and the stockholders of Qiluo. In consideration for such shares, the stockholders of Qiluo conveyed to Franklin all of their shares of the registered capital of Qiluo. As a result of such transaction, Qiluo became a wholly-owned subsidiary of Franklin.

Each share of Series A Convertible Preferred Stock is convertible, at the option of the holder thereof, into 10.576 of Franklin's common stock. Accordingly, the 4,750,000 Series A Convertible Preferred shares owned by Xinshengxiang Industrial Development Co., Ltd. are convertible into 50,236,000 shares (representing approximately 60%) of the issued and outstanding common stock, and the 125,000 Series A Convertible Preferred Shares owned by each of Dingliang Kuang and Yue Kuang are convertible into 1,322,000 shares of common stock (representing approximately 3% of the issued and outstanding shares of common stock on a fully diluted basis). The holders of shares of Series A Convertible Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Series A Convertible Preferred Stock will carry a number of votes equal to the number of shares of common stock issuable as if converted at the record date.

In connection with the foregoing transaction, on June 19, 2007, Kelly Fan, the President, Chief Executive Officer, Treasurer, and Director of Franklin, sold to the Qiluo Shareholders 18,000,000 shares of the common stock of Franklin which were issued and outstanding and held by Ms. Fan. Such shares were allocated between the Qiluo Shareholders as follows: 17,100,000 shares to Xinshengxiang Industrial Development Co., Ltd.; 450,000 shares to Dingliang Kuang; and 450,000 shares to Yue Kuang.

As a result of the foregoing transactions:

(a) Xinshengxiang Industrial Development Co., Ltd. holds (i) 4,750,000 shares of Series A Convertible Preferred shares (which are convertible into 50,236,000 shares of common stock), and (ii) 17,100,000 shares of common stock. As such, Xinshengxiang Industrial Development Co., Ltd. holds approximately 81% of the total combined voting power of all classes of Franklin’s capital stock entitled to vote.

(b) Diangliang Kuang directly owns 125,000 shares of Series A Convertible Preferred shares (which are convertible into 1,322,000 shares of common stock) and 450,000 shares of common stock. Diangliang Kuang is the principal owner and manager of Xinshengxiang Industrial Development Co., Ltd. and thus has voting, investment, and dispositive control over the shares of Franklin’s capital stock owned by Xinshengxiang Industrial Development Co., Ltd. Accordingly, Mr. Kuang is also deemed to be the indirect beneficial owner the shares of Franklin’s capital stock owned by Xinshengxiang Industrial Development Co., Ltd. Mr. Kuang thus directly and indirectly (by Xinshengxiang Industrial Development Co., Ltd.) owns the following shares of Franklin’s capital stock: 4,875,000 shares of Series A Convertible Preferred shares (which are convertible into 51,558,000 shares of common stock) and 17,550,000 shares of common stock. As such, Mr. Kuang directly and indirectly holds approximately 83% of the total combined voting power of all classes of Franklin’s capital stock entitled to vote.

(c) Yue Kuang, who is the sister of Diangliang Kuang, owns 125,000 shares of Series A Convertible Preferred shares (which are convertible into 1,322,000 shares of common stock) and 450,000 shares of common stock. As such, Yue Kuang directly holds approximately 2% of the total combined voting power of all classes of Franklin’s capital stock entitled to vote.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Our Articles of Incorporation authorizes the issuance of 5,000,000 shares of preferred stock, par value $0.001 per share. Our Articles of Incorporation further authorizes our Board of Directors to provide for the issuance of shares of preferred stock in series and, by filing a Certificate of Designation pursuant to the applicable law of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the shareholder.

On June 18, 2007, we designated a series of Preferred Stock known as the “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”) by filing a Certificate of Designation with the Secretary of State of Nevada. The number of shares constituting such Series A Preferred Stock was designated to be 5,000,000 shares, par value $0.001 per share. Pursuant to the Certificate of Designation, the principal rights, preferences, powers, limitations and restrictions of the Series A Preferred Stock are as follows:

Each share of Series A Preferred Stock is convertible, at the option of the holder thereof, without payment of additional consideration, 10.576 shares of the Company’s common stock. Holders of Series A Preferred Stock shall be entitled to vote, together with holders of common stock as a single class, on all matters upon which stockholders of the Company are entitled to vote, with each share of Series A Preferred Stock having one vote. The Series A Preferred Stock shall rank senior to the common stock. In the event of any liquidation, dissolution or winding up of the Company, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of the common stock of the Company and any other issue of stock, should there be any, by reason of their ownership thereof, an amount per share equal to $0.01 per each share of Series A Preferred Stock owned by such shareholder plus any declared and unpaid dividends on the Series A Preferred Stock.

For all the terms of the Certificate of Designation, reference is hereby made to such certificate annexed hereto as Exhibit 3.2. All statements made herein concerning such certificate are qualified by references to said exhibit.

Item 5.06 Change in Shell Company Status

The disclosures set forth above under Item 1.01 (Entry into a Material Definitive Agreement) and Item 2.01 (Completion of Acquisition or Disposition of Assets) are hereby incorporated by reference into this Item 5.06.

As a result of Franklin’s acquisition of Qiluo on June 19, 2007, Franklin has ceased being a shell company, as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of business acquired.

(1)	Report of Independent Registered Accounting Firm
(2)	Balance Sheets
(3)	Statements of Operations
(4)	Statements of Stockholders’ Equity (Deficit)
(5)	Statements of Cash Flows
(6)	Notes to the Financial Statements

(b)	Pro forma financial information.

(1)	Pro Forma Balance Sheet
(2)	Pro Form Statement of Operations

(c)	Exhibits:

Exhibit 3.1
Articles of Incorporation (filed as Exhibit 3.1 to our registration statement on Form SB-2 filed with the Securities and Exchange Commission on June 21, 2006 (SEC File No. 333-135199) and incorporated herein by reference).

Exhibit 3.2	Certificate of Designation

Exhibit 10.1	Share Purchase Agreement, dated June 19, 2007, among Franklin Towers Enterprises, Inc., Xinshengxiang Industrial Development Co., Ltd., Mr. Dingliang Kuang, and Ms. Yue Kuang

Exhibit 10.2	English Translation of Purchase and Sale Contract, dated December 18, 2006, between Hangzhou Textile Machinery Limited Company and Qiluo;

Exhibit 10.3	English Translation of Leasehold Agreement, dated March 1, 2007, between Chongqing Xinshengxiang Industrial Development Co., Ltd. and Qiluo

Exhibit 99.1	Stock Purchase Agreement, dated June 19, 2007, among Kelly Fan Xinshengxiang Industrial Development Co., Ltd., Mr. Dingliang Kuang, and Ms. Yue Kuang

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN TOWERS ENTERPRISES, INC.

Date: June 19, 2007
By:  /s/ Kelly Fan

Name:  Kelly Fan
Title:  President, Chief Executive Officer,
Treasurer, and Director
(Principal Executive, Financial, and Accounting Officer)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
ChongQing Qiluo Textile Co., Ltd.

We have audited the accompanying balance sheet of ChongQing Qiluo Textile Co., Ltd. (a development stage enterprise) (“the Company”) as of December 31, 2006 and the related statements of operations, shareholders’ equity and cash flows for the period December 15, 2006 (inception) to December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. Also, an audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ChongQing Qiluo Textile Co., Ltd. at December 31, 2006, and the results of its operations and its cash flows for the period December 15, 2006 (inception) to December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ WOLINETZ, LAFAZAN & COMPANY, P.C.

WOLINETZ, LAFAZAN & COMPANY, P.C.
Rockville Centre, New York
January 30, 2007
(Except for Note 7, as to which the date is March 5, 2007.)

CHONGQING QILUO TEXTILE CO., LTD.
(A Development Stage Company)
BALANCE SHEET
DECEMBER 31, 2006

ASSETS

Current Assets:

Cash and Cash Equivalents	$384,423
Total Current Assets	384,423
TOTAL ASSETS	$384,423

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:

Accrued expenses	$28,799
Due to related party	864
Total Current Liabilities	29,663

Commitments and Contingencies

Shareholders' Equity:

Registered capital	383,100
Deficit accumulated during the development stage	(29,472)
Accumulated other comprehensive income	1,132
Total Shareholders' Equity	354,760
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$384,423

The accompanying notes are an integral part of the financial statements.

CHONGQING QILUO TEXTILE CO., LTD.
(A Development Stage Company)
STATEMENT OF OPERATIONS
FOR THE PERIOD DECEMBER 15, 2006 (INCEPTION) TO DECEMBER 31, 2006

Revenues:	$—

Operating Expenses:

Professional fees	24,991
Other General and Administrative Expenses	4,604
Total Operating Expenses	29,595

Loss Before Other Income	(29,595)

Other Income:
Interest income	123
Net Loss	$(29,472)

The accompanying notes are an integral part of the financial statements.

CHONGQING QILUO TEXTILE CO., LTD.
(A Development Stage Company)
STATEMENT OF SHAREHOLDERS' EQUITY
FOR THE PERIOD DECEMBER 15, 2006 (INCEPTION) TO DECEMBER 31, 2006

	Registered Capital	Deficit Accumulated During the Development Stage	Accumulated Other Comprehensive Income	Total

Balance - December 15, 2006	$—	$—	$—	$—

Proceeds from initial investment	383,100			383,100
Comprehensive Loss:
Net loss for the period		(29,472)		(29,472)

Foreign currency translation adjustment			1,132	1,132

Total Comprehensive Loss				(28,340)

Balance - December 31, 2006	$383,100	$(29,472)	$1,132	$354,760

The accompanying notes are an integral part of the financial statements.

CHONGQING QILUO TEXTILE CO., LTD.
(A Development Stage Company)
STATEMENT OF CASH FLOWS
FOR THE PERIOD DECEMBER 15, 2006 (INCEPTION) TO DECEMBER 31, 2006

OPERATING ACTIVITIES:
Net Loss	$(29,472)

Adjustments to reconcile Net Loss to Net
Cash Used in Operating Activities:

Increase in accrued expenses	28,799
Total Adjustments	28,799

Net Cash Used In Operating Activities	(673)

INVESTING ACTIVITIES:
Net Cash Provided by Investing Activities	—

FINANCING ACTIVITIES:
Proceeds of Registered Capital Contribution	383,100
Preoceeds of Advances from Related Party	864

Net Cash Provided by Financing Activities	383,964

EFFECT OF EXCHANGE RATE CHANGES ON CASH	1,132

NET CHANGE IN CASH AND CASH EQUIVALENTS	384,423

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	—

CASH AND CASH EQUIVALENTS - END OF PERIOD	$384,423

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash Paid During the Period for:

Interest	$—
Income taxes	$—

The accompanying notes are an integral part of the financial statements.

CHONGQING QILUO TEXTILE CO., LTD.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -	Organization

Chongqing Qiluo Textile Co., Ltd. (“the Company”) was originally incorporated on December 15th, 2006 as Chongqing Qiluo Industry Ltd. in Chongqing, China. The Company intends to engage in the manufacturing of silk and silk products.

The Company has not generated revenues from planned principal operations and is considered a development stage company as defined in Statement of Financial Accounting Standards (SFAS) No. 7, - “Accounting and Reporting by Development Stage Enterprises”.

NOTE 2 -	Summary of Significant Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments

The carrying values of cash, accrued expenses and due to related party approximate fair value because of the immediate or short-term maturity of these financial instruments.

Income Taxes

No provision has been made for corporation income taxes due to the current loss. In addition, no future tax benefit has been calculated. According to the tax regulations of China, the amount of loss that will carry over to the next tax period should be assessed and approved by the tax regulation agency. The maximum carry over period is five years.

Foreign Currency Translation

The financial statements of the Company are translated pursuant to Statement of Financial Accounting Standards (SFAS) No. 52 - “Foreign Currency Translation.” The Company is located and operated in China. The Chinese Yuan is the local functional currency. The financial statements of the Company is translated to U.S. dollars using month-end rates of exchange for assets and liabilities, and average rates of exchange for revenues, costs and expenses. Translation gains and losses are deferred and recorded in accumulated other comprehensive income as a component of stockholders’ equity.

CHONGQING QILUO TEXTILE CO., LTD.
NOTES TO FINANCIAL STATEMENTS

NOTE 2 -	Summary of Significant Accounting Policies (Continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

For revenue from product sales, the Company will recognize revenue in accordance with Staff Accounting Bulletin No. 104, “Revenue Recognition” (“SAB No. 104”), which superseded Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements” (“SAB No. 101”). SAB No. 104 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists, (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) are based on management’s judgment regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments will be provided for in the same period the related sales are recorded.

Recently Issued Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“Interpretation No. 48”). Interpretation No. 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes.” Interpretation No. 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Interpretation No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Interpretation No. 48 is effective beginning January 1, 2007. The Company believes that the adoption of Interpretation No. 48 will not have a material impact on its financial statements.

NOTE 3 -	Due to Related Party

Due to related party represents advances made to the Company on December 29, 2006 by its significant stockholder. These advances are payable on demand and bear interest at 2% per annum. No interest expense was recorded for the period December 15, 2006 (inception) to December 31, 2006.

CHONGQING QILUO TEXTILE CO., LTD.
NOTES TO FINANCIAL STATEMENTS

NOTE 4 -	Shareholders’ Equity

According to Chinese Corporate Law, the shareholders have to contribute stated registered capital into the Company. If there is any change in the registered capital, the Company has to re-register its capital with a government agency. Currently, there is no common stock issued for this privately held company.

The Company is owned by three shareholders: Xinshengxiang Industrial Development Co., Ltd, (“Xinshengxiang”), a 95% shareholder, Mr. Dingliang Kuang, (“Dingliang”), a 2.5% shareholder and Ms. Yue Kuang, (“Yue”), a 2.5% shareholder. In accordance with the shareholders’ Investment Agreement, Xinshengxiang contributed $363,944 (2,850,000 Chinese Yuan), Dingliang contributed $9,578, and Yue contributed $9,578 to the Registered Capital. Dingliang is the Chairman and a significant shareholder of Xinshengxiang. Dingliang and Yue are brother and sister.

NOTE 5 -	Concentration of Credit Risk

The Company maintains its cash balance in the “Xing Ye Bank”, China. Currently, no deposit insurance system has been set up in China. Therefore, the Company will bear a risk if the bank becomes insolvent. As of December 31, 2006, the Company’s uninsured cash balance was $384,423.

The financial position and results of operations of the Company are recorded in Chinese Yuan. Therefore, exchange rate fluctuations could affect the future business operations of the Company as translated to US dollars.

NOTE 6 -	Commitments and Contingencies

Purchase Commitment

On December 18, 2006, the Company signed a purchase contract in the amount of $307,440 to purchase six (6) new silk drawing machinery units. The Company is to pay 20% of the total contracted price by January 30, 2007. Delivery of the equipment will be made upon payment of an additional 60% of the contracted price. The remaining 20% will be paid upon the completion of the installation.

Lack of Insurance

The Company currently has no insurance in force for its facilities and operations and it cannot be certain that it can cover the risks associated with such lack of insurance or that it will be able to obtain and/or maintain insurance to cover these risks at economically feasible premiums.

CHONGQING QILUO TEXTILE CO., LTD.
NOTES TO FINANCIAL STATEMENTS

NOTE 7 -	Subsequent Events

In January 2007, the Company’s three shareholders made additional capital contributions to the Company in the amount of $768,600. Xianshenxiang contributed $730,170, Dingliang contributed $19,215 and Yue contributed $19,215, respectively.

In January 2007 the Company made its initial payment of $234,679 for the purchase of machinery and equipment pursuant to its equipment purchase contract (see Note 6).

On January 28, 2007, the Company signed a twenty (20) year lease with Xinshengxiang, a 95% shareholder, for the use of a factory building located in Fulin, Chongqing, China. The lease commences on March 1, 2007 and calls for annual base rent of $26,286 plus other occupancy costs.

Future minimum rentals are as follows:

Year Ending December 31,	Future Minimum Rent Payments

2007	$21,905
2008	26,286
2009	26,286
2010	26,286
2011	26,286
Thereafter	398,673
Total	$525,722

CHONGQING QILUO TEXTILE CO., LTD.
(A Development Stage Company)
CONDENSED BALANCE SHEET
MARCH 31, 2007
(Unaudited)

ASSETS

Current Assets:
Cash and cash equivalents	$850,738
Prepaid expenses	25
Total Current Assets	850,763

Property and equipment	303,233
TOTAL ASSETS	$1,153,996

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
Accrued expenses	$94,219
Due to related party	875
Total Current Liabilities	95,094

Commitments and Contingencies

Shareholders' Equity:
Registered capital	383,100
Additional paid-in capital	768,600
Deficit accumulated during the development stage	(105,789)
Accumulated other comprehensive income	12,991
Total Shareholders' Equity	1,058,902
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,153,996

The accompanying notes are an integral part of the condensed financial statements.

CHONGQING QILUO TEXTILE CO., LTD.
(A Development Stage Company)
CONDENSED STATEMENT OF OPERATIONS
(Unaudited)

	For the Three Months Ended March 31, 2007	For the Period December 15, 2006 (Inception) to March 31, 2007

Revenues:	$—	$—

Operating Expenses:

Professional Fees	74,064	99,055
Other General and administrative expenses	2,648	7,252
Total Operating Expenses	76,712	106,307

Loss Before Other Income	(76,712)	(106,307)

Other Income:
Interest Income	395	518
Net Loss	$(76,317)	$(105,789)

The accompanying notes are an integral part of the condensed financial statements.

CHONGQING QILUO TEXTILE CO., LTD.
(A Development Stage Company)
CONDENSED STATEMENT OF SHAREHOLDERS' EQUITY
FOR THE THREE MONTHS ENDED MARCH 31, 2007
(Unaudited)

	Registered Capital	Additional Paid - in Capital	Deficit Accumulated During the Development Stage	Accumulated Other Comprehensive Income	Total

Balance - January 1, 2007	$383,100	$—	$(29,472)	$1,132	$354,760

Additional Capital Contribution		768,600			768,600

Comprehensive Loss:
Net Loss for the period			(76,317)		(76,317)

Foreign currency translation adjustment				11,859	11,859
Total Comprehensive Loss					(64,458)

Balance - March 31, 2007	$383,100	$768,600	$(105,789)	$12,991	$1,058,902

The accompanying notes are an integral part of the condensed financial statements.

CHONGQING QILUO TEXTILE CO., LTD.
(A Development Stage Company)
CONDENSED STATEMENT OF CASH FLOWS
(Unaudited)

	For the Three Months Ended March 31, 2007	For the Period December 15, 2006 (Inception) to March 31, 2007
OPERATING ACTIVITIES:
Net Loss	$(76,317)	$(105,789)

Adjustments to Reconcile Net (Loss) to Net
Cash Used in Operating Activities:

(Increase) in Prepaid Expense	(25)	(25)
Increase in Accrued Expenses	46,824	75,623
Total Adjustments	46,799	75,598

Net Cash Used in Operating Activities	(29,518)	(30,191)

INVESTING ACTIVITIES:
Capital Expenditures	(284,637)	(284,637)
Net Cash Used in Investing Activities	(284,637)	(284,637)

FINANCING ACTIVITIES:
Proceeds from Loans Payable - Related Party	11	875
Proceeds of Additional Paid in Capital	768,600	768,600
Proceeds of Registered Capital	—	383,100
Net Cash Provided by Financing Activities	768,611	1,152,575

EFFECT OF EXCHANGE RATE CHANGES ON CASH	11,859	12,991

NET INCREASE IN CASH AND CASH EQUIVALENTS	466,315	850,738

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	384,423	—
CASH AND CASH EQUIVALENTS - END OF PERIOD	$850,738	$850,738

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash paid during the period for:
Interest	$—	$—
Income taxes	$—	$—

Supplemental Disclosure of Non-Cash Investing Activities:
Accrued Property and Equipment	$18,596	$18,596

The accompanying notes are an integral part of the condensed financial statements.

CHONGQING QILUO TEXTILE CO., LTD.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 1 -	Description of Business

Organization

Chongqing Qiluo Textile Co., Ltd. (“the Company”) was originally incorporated on December 15th, 2006 as Chongqing Qiluo Industry Ltd. in Chongqing, China. The Company intends to engage in the manufacturing of silk and silk products.

The Company has not generated revenues from planned principal operations and is considered a development stage company as defined in Statement of Financial Accounting Standards (SFAS) No. 7, - “Accounting and Reporting by Development Stage Enterprises”.

Condensed Financial Statements

In the opinion of the Company’s management, the accompanying unaudited condensed financial statements contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly the information set forth therein. These financial statements are condensed and therefore do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

Results of operations for interim periods are not necessarily indicative of the results of operations for a full year.

NOTE 2 -	Property and Equipment

Property and equipment, consisting of six silk drawing machinery units and all related installation costs, is stated at cost and will be depreciated over the estimated useful lives of the related assets, which approximate 7 years. Since the equipment purchased has not been placed into service, no depreciation expense has been recorded.

NOTE 3 -	Due to Related Party

Due to related party represents advances made to the Company by its significant stockholder. These advances are payable on demand and bear interest at 2% per annum. No interest expense was recorded for the quarter ended March 31, 2007.

NOTE 4 -	Shareholders’ Equity

In January 2007, the Company’s three shareholders made additional capital contributions to the Company in the amount of $768,600. Xianshenxiang Industrial Development Co., Ltd. contributed $730,170, Dingliang Kuang contributed $19,215 and Yue Kuang contributed $19,215, respectively.

CHONGQING QILUO TEXTILE CO., LTD.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 5 -	Concentration of Credit Risk

The Company maintains its cash balance in the “Xing Ye Bank”, China. Currently, no deposit insurance system has been set up in China. Therefore, the Company will bear a risk if the bank becomes insolvent. As of March 31, 2007, the Company’s uninsured cash balance was $850,738.

The financial position and results of operations of the Company are recorded in Chinese Yuan. Therefore, exchange rate fluctuations could affect the future business operations of the Company as translated to US dollars.

NOTE 6 -	Commitments and Contingencies

Lease Commitment

On January 28, 2007, the Company signed a twenty (20) year lease with Xianshenxiang Industrial Development Co., Ltd., a 95% shareholder, for the use of a factory building located in Fulin, Chongqing, China. The lease commences on March 1, 2007 and calls for annual base rent of $26,286 plus other occupancy costs.

Future minimum rentals are as follows:

Year Ending December 31,	Future Minimum Rent Payments

2007	$21,905
2008	26,286
2009	26,286
2010	26,286
2011	26,286
Thereafter	398,673
Total	$525,722

CHONGQING QILUO TEXTILE CO., LTD.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 6 -	Commitments and Contingencies (Continued)

Lack of Insurance

The Company currently has no insurance in force for its facilities and operations and it cannot be certain that it can cover the risks associated with such lack of insurance or that it will be able to obtain and/or maintain insurance to cover these risks at economically feasible premiums.

FRANKLIN TOWERS ENTERPRISES, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information reflects Franklin Towers Enterprises Inc. ("Franklin") acquisition of Chongqing Qiluo Textile Co., Ltd. ("Qiluo"). The Unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to Franklin's purchase of 100% of the registered capital of Qiluo on June 19, 2007 and certain adjustments pertaining to the treatment of the purchase as a reverse acquisition and recapitalization of Qiluo as if the acquisition had occurred on March 31, 2007. As consideration for the acquisition, Franklin issued to Qiluo's stockholders 5,000,000 shares of Franklin Series A Preferred Stock, convertible into 52,880,000 shares of Franklin common stock. The holders of shares of Series A Preferred Stock are entitled to the number of votes equal to the number of shares of common stock into which such shares of Series A Preferred Stock could be converted. With the issuance of the 5,000,000 shares of Franklin Series A Preferred Stock, Qiluo's stockhol

The Unaudited Pro Forma Condensed Consolidated Financial Information is presented for informational purposes only and does not purport to represent what Franklin's financial position and results of operations would actually have been if the aforementioned events had occurred on the date specified or to project Franklin's financial position at any future date. Franklin's statement of operations for the three months ended March 31, 2007 has been eliminated in the unaudited pro forma condensed consolidated financial information. The Unaudited Pro Forma Condensed Consolidated Financial Information should be read in conjunction with the Qiluo historical financial statements, and the notes thereto, included elsewhere herein.

Franklin Towers Enterprises, Inc. and Subsidiary
(A Development Stage Company)
Pro Forma Condensed Consolidated Balance Sheet
March 31, 2007
(Unaudited)

	Franklin Towers	ChongQing Qiluo		Pro Forma Adjustments			Pro Forma
	Enterprises, Inc.	Textile Co., Inc.		Dr.	Cr.		Balances

ASSETS:

Current Assets:

Cash and Cash Equivalents	$5,454	$850,738					$856,192
Prepaid Expenses	—	25					25
Total Current Assets	5,454	850,763					856,217

Investment in Wholly-Owned Subsidiary			1	5,000	5,000	2

Property and Equipment:	—	303,233					303,233
TOTAL ASSETS	$5,454	$1,153,996					$1,159,450

LIABILITIES AND STOCKHOLDERS' EQUITY:

Current Liabilities:

Accrued Liabilities	$15,101	$94,219					$109,320
Due to Related Parties	12,233	875					13,108
Total Current Liabilities	27,334	95,094					122,428

Long-Term Debt	20,000	—					20,000
Total Liabilities	47,334	95,094					142,428

Commitments and Contingencies:

Stockholders' Equity:

Preferred Stock, Series A Convertible, $.001 par value: 5,000,000 shares authorized: 5,000,000 shares issued and outstanding (Liquidation Preference $.01 per share).	—	—			5,000	1	5,000
Common Stock $.0001 par value: 1,250,000,000 shares authorized: 30,250,000 shares issued and outstanding	3,025	—					3,025

Registered Capital	—	383,100	5	383,100			—

Additional Paid-In-Capital	91,475	768,600	2	5,000	383,100	5	1,101,795
			3	17,516
			4	118,864

Deficit Accumulated During the Development Stage	(136,380)	(105,789)			17,516	3	(105,789)
					118,864	4

Accumulated Other Comprehensive Income	—	12,991					12,991
Total Stockholders' Equity	(41,880)	1,058,902					1,017,022
Total Liabilities and Stockholders' Equity	$5,454	$1,153,996		$529,480	$529,480		$1,159,450

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Franklin Towers Enterprises, Inc. and Subsidiary
(A Development Stage Company)
Pro Forma Condensed Combined Statement of Operations
For the Three Months Ended March 31, 2007
(Unaudited)

	Franklin Towers	ChongQing Qiluo		Pro Forma	Pro Forma
	Enterprises, Inc.	Textile Co., Inc.		Adjustments	Balances

Revenues:	$—	$—			$—

Expenses:

Professional Fees	2,945	74,064	3	(2,945)	74,064
Other General and Administrative Expenses	13,935	2,648	3	(13,935)	2,648
Total Operating Expenses	16,880	76,712		(16,880)	76,712

Loss from Operations before Other Income (Expense)	(16,880)	(76,712)		16,880	(76,712)

Other Income (Expense):

Interest Income	—	395			395
Interest Expense- Related Parties	(636)	—	3	636	—
Total Other Income (Expense)	(636)	395		636	395
Net Loss	$(17,516)	$(76,317)		$17,516	$(76,317)

Weighted Average Common Shares Outstanding (Basic)					30,250,000

Net Loss per Common Share (Basic)					$(0.00)

Weighted Average Common Shares Outstanding (Diluted)					83,130,000

Net Loss per Common Share (Diluted)					$(0.00)

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

FRANKLIN TOWERS ENTERPRISES, INC.
Unaudited Pro Forma Adjustments
March 31, 2007

		Debit	Credit

1	Investment in Subsidiary	5,000
	Series A Preferred Stock		5,000

To record the issuance of 5,000,000 shares of Franklin Towers Enterprises, Inc. ("Franklin") Series A Preferred Stock, which is convertible into 52,880,000 shares Franklin common stock in exchange for 100% of the outstanding capital stock of Chongqing Qiluo Textile Co., Ltd. ("Qiluo").

Since the stockholders of Qiluo have voting control of Franklin (approximately 85%), the acquisition has been accounted for as a reverse acquisition under the purchase method of business combinations. The combination of the two companies is recorded as a re-capitalization of Qiluo pursuant to which Qiluo is treated as the continuing entity.

2	Additional Paid-In Capital	5,000
	Investment in Subsidiary		5,000

	To eliminate the Investment in Subsidiary account upon consolidation.

3	Additional Paid-In Capital	17,516
	Professional Fees		2,945
	Other General & Administrative Expenses		13,935
	Interest Expense - Related Parties		636

	To eliminate the results of operations of Franklin Towers Enterprises, Inc. for the quarter ended March 31, 2007.

4	Additional Paid-In Capital	118,864
	Accumulated Deficit - Franklin Towers		118,864

	To record effect of re-capitalization on the Accumulated Deficit of Franklin Towers Enterprises, Inc.

5	Registered Capital	383,100
	Additional Paid-In Capital		383,100

	To record effect of recapitalization on remaining Qiluo equity accounts

		529,480	529,480